UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2019

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. Entry into a Material Definitive Agreement

On March 6, 2019, Levi Strauss & Co. (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of its stockholders in connection with the Company’s previously announced filing of a registration statement with regard to a potential initial public offering of its Class A common stock. The Registration Rights Agreement provides the stockholders party thereto with certain contractual rights with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of registrable securities (as defined therein) after such initial public offering. The holders of more than 95% of the Company’s outstanding common stock are parties to the Registration Rights Agreement. These parties include the following beneficial owners of 5% or greater of the Company’s common stock: Mimi L. Haas, Margaret E. Haas, Robert D. Haas, Peter E. Haas Jr. Family Fund, Daniel S. Haas, and Jennifer C. Haas. These parties also include affiliates of Peter Haas Jr. and David A. Friedman, members of the Company’s Board of Directors.

The Registration Rights Agreement provides that if the Company registers any of its securities for public sale, the holders of any then-outstanding registrable securities will be entitled to notice of, and will have the right to include their registrable securities in, such registration, subject to specified conditions and limitations. The Registration Rights Agreement further provides that if the Company is eligible to file a registration statement on Form S-3, the holders of any then-outstanding registrable securities will have the right to demand that the Company file one or more registration statements on Form S-3, subject to specified conditions and limitations. Subject to specified conditions and limitations, the Company will pay all expenses relating to any registration made pursuant to the Registration Rights Agreement, other than underwriting discounts and commissions. The registration rights of any particular holder of registrable securities will not be available when such holder is able to sell all of his, her or its registrable securities during a 90-day period pursuant to Rule 144 under the Securities Act or other similar exemption from registration under the Securities Act.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which was filed as Exhibit 4.6 to the Company’s Form S-1/A, filed on March 6, 2019, and is incorporated by reference herein.

ITEM 3.03. Material Modifications of Rights of Security Holders

The description set forth under Item 1.01 of this report is incorporated into this Item 3.03 by reference.

ITEM 5.03. Amendments to the Articles of Incorporation or Bylaws

On March 4, 2019, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a 10:1 forward stock split of the Company’s common stock (the “Common Stock”) and to increase the total number of authorized shares of Common Stock from 270,000,000 to 1,200,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which was filed as Exhibit 3.1.1 to the Company’s Form S-1/A, filed on March 6, 2019, and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: March 8, 2019	By:	/s/ Gavin Brockett
	Name:	Gavin Brockett
	Title:	Senior Vice President and Global Controller (Principal Accounting Officer and Duly Authorized Officer)